UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 14, 2021

Astria Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37467	26-3687168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 High Street, 28th Floor
Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 349-1971

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATXS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2021, Astria Therapeutics, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders, upon the recommendation of the Company’s Board of Directors, approved an amendment of the Company’s Amended and Restated 2015 Stock Incentive Plan (the “2015 Plan”), which amendment had been previously approved by the Company’s Board of Directors subject to stockholder approval, to increase the number of shares of the Company’s common stock that may be issued under the 2015 Plan by 1,400,000 shares (the “Plan Increase Proposal”).

The description of the 2015 Plan contained in the Company’s proxy statement for the Special Meeting, filed with the Securities and Exchange Commission on November 4, 2021, under the heading “Proposal No. 1—Approval of Plan Increase Proposal” is incorporated herein by reference. A complete copy of the Amended and Restated 2015 Plan, as so amended, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Special Meeting, the stockholders of the Company approved the Plan Increase Proposal. The results of the stockholders’ vote with respect to the Plan Increase Proposal were as follows:

Votes For	Votes Against	Broker Non-Votes	Votes Abstaining
8,501,009	80,358	0	5,820

The results reported above are final voting results. No other matters were considered or voted upon at the Special Meeting.

Item 9.01.	Exhibits.

Exhibits

Number	Description
99.1	Amended and Restated 2015 Stock Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTRIA THERAPEUTICS, INC.

Date: December 15, 2021	By:	/s/ Ben Harshbarger
Ben Harshbarger
Chief Legal Officer